Exhibit 99.1

MELI KASZEK PIONEER CORP

INDEX TO THE FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of October 1, 2021	F-3
Notes to the Financial Statement	F-4

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

MELI Kaszek Pioneer Corp

Opinion on the Financial Statement

We have audited the accompanying balance sheet of MELI Kaszek Pioneer Corp (the “Company”) as of October 1, 2021, and the related notes (referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 1, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company’s auditor since 2021.

McLean, Virginia

October 7, 2021

MELI KASZEK PIONEER CORP

BALANCE SHEET

OCTOBER 1, 2021

Assets
Cash	$4,005,780

Total current assets	4,005,780
Cash held in Trust Account	287,500,000

Total assets	291,505,780

Liabilities, Common Stock Subject to Possible Redemption, and Shareholders’ Deficit
Accrued expenses	$550,000
Promissory note - related party	300,000

Total current liabilities	850,000

Class L ordinary shares derivative liabilities	55,875,310
Deferred underwriters fee payable	10,062,500

Total liabilities	$66,787,810

Commitments and Contingencies
Redeemable Class A Ordinary Shares
Class A ordinary shares subject to possible redemption, 28,750,000 shares at $10.00 redemption value	287,500,000

Shareholders’ Deficit
Class A common stock, $0.0001 par value; 464,000,000 shares authorized; 975,000 issued and outstanding (excluding 28,750,000 shares subject to possible redemption)	98
Additional paid in-capital	—

Accumulated deficit	(62,782,128)

Total Shareholders’ Deficit	(62,782,030)

Total Liabilities, Common Stock Subject to Possible Redemption, and Shareholders’ Deficit	$291,505,780

The accompanying notes are an integral part of the financial statement.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Note 1 — Organization and Business Operations

MELI Kaszek Pioneer Corp. (the “Company”) is a Cayman Islands exempted company structured as a blank check company incorporated in the Cayman Islands on May 27, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of October 1, 2021, the Company had not commenced any operations. All activity for the period from May 27, 2021 (inception) through October 1, 2021 relates to the Company’s formation and the initial public offering (“IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is MELI Kaszek Pioneer Sponsor LLC (the “Sponsor”), a Cayman Islands limited liability company.

The registration statement for the Company’s IPO was declared effective on September 28, 2021. On October 1, 2021, the Company consummated the IPO of 28,750,000 shares, which includes the exercise in full of the underwriters’ option to purchase an additional 3,750,000 shares, at $10.00 per share, generating gross proceeds of $287,500,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 975,000 shares (the “Private Placement Shares”), at a price of $10.00 per share, generating aggregate gross proceeds to the Company of $9,750,000.

Transaction costs of the IPO amounted to $16,671,096 consisting of $5,750,000 of underwriting discounts and commissions, $10,062,500 of deferred underwriting discounts and commissions, and $858,596 of other offering costs.

Following the closing of the IPO on October 1, 2021, $287,500,000 ($10.00 per share) from the net offering proceeds of the sale of the Shares in the IPO and the sale of the Private Placement Shares was placed in a trust account (“Trust Account”) and will be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the initial Business Combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 24 months from the closing of the Initial Public Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within 24 months from the closing of the Initial Public Offering, the return of the funds held in the Trust Account to the public shareholders as part of redemption of the public shares.

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their shares of Class A ordinary shares upon the completion of the initial Business Combination either (i) in connection with a shareholder meeting called to approve the initial Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in the Company’s discretion. The public shareholders will be entitled to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, subject to the limitations. The amount in the Trust Account is initially anticipated to be approximately $10.00 per public share.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering and subsequently accreted to redemption value, in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity”. In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.

The Company will have only 24 months from the closing of the Initial Public Offering (the “Combination Period”) to complete the initial Business Combination. If the Company is unable to complete its initial Business Combination within such 24-month period from the closing of the Initial Public Offering or during any Extension Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, there is no assurance that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial Business Combination and redemptions could be reduced to less than $10.00 per public share. In such event, the Company may not be able to complete the initial Business Combination, and a public shareholder would receive such lesser amount per share in connection with any redemption of the public shares. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Risks and Uncertainties

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve. Management continues to evaluate the impact of the COVID-19 outbreak on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the Initial Public Offering and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty or its inability to continue as a going concern.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Liquidity and Capital Resources

As of October 1, 2021, the Company had $4,005,780 in cash and working capital of $3,155,780 (not taking into account any tax obligations).

The Company’s liquidity needs prior to the consummation of the IPO were satisfied through the proceeds of $25,000 from the sale of its Class L founder shares. Subsequent to the consummation of the IPO, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the IPO and the Private Placement Shares held outside of the Trust Account. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans. As of October 1, 2021, there were no amounts outstanding under any Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using the funds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statement are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Cash and Cash Equivalents

As of October 1, 2021, the Company had $4,005,780 in cash. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. The Company did not have any cash equivalents as of October 1, 2021.

Cash Held in Trust Account

As of October 1, 2021, the Company had $287,500,000 in cash held in the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable Class A ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A ordinary shares is classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of October 1, 2021, 28,750,000 shares of Class A ordinary shares subject to possible redemption is presented, at redemption value, as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit. On October 1, 2021, the Company recorded an accretion of $16,671,096, of which $9,749,902 was recorded in additional paid-in capital and $6,921,194 was recorded in accumulated deficit.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO. Offering costs are charged against the carrying value of Class A ordinary shares or the statement of operations based on the relative value of the Class A ordinary shares to the proceeds received from the shares sold upon the completion of the IPO. Accordingly, as of October 1, 2021, offering costs in the aggregate of $16,671,096 were recognized all of which was allocated to Class A ordinary shares, reducing the carrying amount of such shares.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with ASC 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value upon issuance and remeasured at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative financial instruments is evaluated at the end of each reporting period.

Fair Value Measurements

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the ASC 820 approximates the carrying amounts represented in the balance sheet.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

•

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis

•

Level 2: Observable inputs other than Level 1 inputs. Example of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active

•	Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following presents the Company’s fair value hierarchy for liabilities measured at fair value on a recurring basis as of October 1, 2021:

	Level 1	Level 2	Level 3	Total
Class L ordinary shares	$—	$—	$55,875,310	$55,875,310
Total	$—	$—	$55,875,310	$55,875,310

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. Deferred tax assets as of October 1, 2021 were deemed immaterial.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Recently Adopted Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, “Debt – debt with conversion and other options (sub-topic 470-20) and derivatives and hedghing – contracts in entity’s own equity (sub-topic 815-40): accounting for convertible instruments and contracts in an entity’s own equity”, which simplifies the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments and contracts on an entity’s own equity. ASU 2020-06 is applicable for fiscal years beginning after December 31, 2021, with early adoption permitted no earlier than fiscal years beginning after December 15, 2020. ASU 2020-06 is to be applied using a full retrospective method or a modified retrospective method as outlined in the guidance. The Company early adopted ASU 2020-06 and it did not have an impact on the Company’s financial statement.

The Company has considered all other new accounting standards and has concluded that there are no other new standards that may have a material impact on the results of operations, financial condition, or cash flows, based on the current information.

Note 3 — Initial Public Offering

Pursuant to the IPO, the Company sold 28,750,000 ordinary shares at a purchase price of $10.00 per ordinary share.

Note 4 — Private Placement Shares

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 975,000 Private Placement Shares at a price of $10.00 per share, for an aggregate purchase price of $9,750,000.

A portion of the proceeds from the Private Placement Shares was added to the proceeds from IPO held in the Trust Account. If the Company does not complete a Business Combination the Private Placement Shares will expire worthless.

The Private Placement Shares will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company so long as they are held by the Sponsors or its permitted transferees.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Note 5 — Derivative Financial Instruments

Class L Founder Shares

Class L founder shares (also known as Class L ordinary shares) are accounted for as a liability in accordance with ASC 815 and presented as a derivative liability on the balance sheet. The derivative liability was measured at fair value at inception and on a recurring basis, with changes in fair value presented within fair value of derivative liability in the statement of operations. In order to capture the market conditions associated with the Class L ordinary shares liability, the Company applied an approach that incorporated a Monte Carlo simulation, which involved random iterations of future stock-price paths over the contractual life of the Class L ordinary shares. Based on assumptions regarding potential changes in control of the Company, and the probability distribution of outcomes, the payoff to the holder was determined based on the achievement of the various market thresholds within each simulated path. The present value of the payoff in each simulated trial is calculated, and the fair value of the liability is determined by taking the average of all present values.

The key inputs into the Monte-Carlo simulation model for Class L ordinary shares were as follows on the date of issuance and as of October 1, 2021:

Input	September 10, 2021	October 1, 2021
Risk-free interest rate	1.01%	1.13%
Expected Term	6.31 years	6.25 years
Expected volatility	17.2%	17.7%
Stock price	$10.00	$10.00
Dividend yield	0.0%	0.0%

The following table presents a summary of the changes in the fair value of the Class L ordinary shares liability, a Level 3 liability, measured on a recurring basis, as of October 1, 2021:

Class L Ordinary Shares Derivative Liability
Fair value of Class L ordinary shares, September 10, 2021	$54,981,475
Changes in fair value during the period	893,835

Fair value of Class L ordinary shares, October 1, 2021	$55,875,310

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Note 6 — Related Party Transactions

Founder Shares

During 2021, the Sponsor paid $25,000 on behalf of the Company to cover Company expenses in consideration for 12,739,286 shares of Class L ordinary shares. The number of founder shares issued was determined based on the expectation that the founder shares would represent 30% of the ordinary shares upon completion of the IPO.

The Sponsor, officers and directors of the Company have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any founder shares and public shares they hold in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to any founder shares and public shares they hold in connection with a shareholder vote to approve an amendment to the Company amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company has not consummated an initial Business Combination within 24 months from the closing of this offering or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to any founder shares they hold if the Company fails to complete the initial Business Combination within 24 months from the closing of the Initial Public Offering or during any Extended Period, although they will be entitled to liquidating distribution from the Trust Account with respect to any public shares they hold if the Company fails to complete an initial Business Combination within such time period. If the Company submits an initial Business Combination to the Company’s public shareholders for a vote, the Company’s initial shareholders have agreed to vote their founder shares and private placement shares held by them and any public shares purchased during or after the Initial Public Offering in favor of the initial Business Combination.

Our amended and restated memorandum and articles of association provide that the holders of the Class L ordinary shares have the right to vote on the appointment of directors. Holders of the public shares are not entitled to vote on the appointment or removal of directors or continuing the Company in a jurisdiction outside the Cayman Islands prior to consummation of our initial Business Combination.

The Company accounts for the Class L ordinary shares as equity linked instruments. Based on the guidance in ASC 815, certain adjustments to the settlement amount of the Class L ordinary shares are based on a variable that is not an input to the fair value of a “fixed-for-fixed” option as defined under ASC 815-40. The Class L ordinary shares are recorded as liabilities as these shares are not considered indexed to the Company’s own stock and not eligible for an exception from derivative accounting.

Promissory Note - Related Party

The Sponsor has agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the IPO. This loan was non-interest bearing, unsecured and due at the earlier of January 31, 2022 or the closing of the IPO. This loan was repaid shortly after the closing of the IPO. As of October 1, 2021, the Company had borrowed $300,000 under the promissory note, which was subsequently paid on October 5, 2021.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to it. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $2,000,000 of such loans may be convertible into shares, at a price of $10.00 per shares at the option of the lender. Such shares would be identical to the private placement shares. As of October 1, 2021, no such Working Capital Loans were outstanding.

Administrative Services Agreement

On October 1, 2021, the Company entered into an agreement that will provide that, subsequent to the closing of the IPO and continuing until the earlier of the Company’s consummation of a Business Combination or the Company’s liquidation, the Company will pay the Sponsors a total of $10,000 per month for office space, secretarial, due diligence and administrative services.

Forward Purchase Agreement

In connection with the IPO, the Company entered into a forward purchase agreement with the Sponsor, pursuant to which the Sponsor committed to purchase from the Company 5,000,000 forward purchase shares (the “Forward Purchase Shares”), at a price of $10.00 per Forward Purchase Share, for an aggregate purchase price of $50,000,000 in a private placement to close substantially concurrently with the closing of the Initial Business Combination. The obligations under the forward purchase agreement will not depend on whether any Class A ordinary shares are redeemed by public shareholders. The Class A ordinary shares issuable pursuant to the forward purchase agreement will be identical to the Class A ordinary shares included in the shares being sold in the offering, respectively, except that the Sponsor will have certain registration rights, as described herein, and the Class A ordinary shares will not be eligible for redemption in connection with the initial Business Combination.

Note 7 — Commitments and Contingencies

Registration and Shareholder Rights

The holders of the founder shares and Class A ordinary shares issuable upon exercise or conversion of the founder shares and Forward Purchase Shares underlying the forward purchase securities and the holders of the private placement shares that may be issued upon conversion of working capital loans will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of this offering requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to Class A ordinary shares). The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act.

Underwriters Agreement

On October 1, 2021, the Company paid underwriting discount and commissions of $5,750,000. Additionally, deferred underwriting discount and commissions of $10,062,500 will be payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes an initial Business Combination, subject to the terms of the underwriting agreement. On September 29, 2021, the underwriters exercised their over-allotment option in full.

MELI KASZEK PIONEER CORP

NOTES TO THE FINANCIAL STATEMENT

Note 8 — Shareholders’ Equity (Deficit)

Preferred Shares

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of October 1, 2021, no preferred shares were issued or outstanding.

Class A Ordinary Shares

The Company is authorized to issue 464,000,000 shares of Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of October 1, 2021, there were 29,725,000 Class A ordinary shares issued and outstanding.

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this evaluation, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statement.